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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 5, 2003
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                               Baltek Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                          (State or Other Jurisdiction
                                of Incorporation)

        2-44764                                          13-2646117
        -------                                          ----------
(Commission File Number)                     (IRS Employer Identification No.)


                  10 Fairway Court, Northvale, New Jersey 06747
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               (Address of Principal Executive Offices) (Zip Code)


                        Registrant's telephone number, (201) 767-1400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

                              ITEM 5 OTHER EVENTS.

       On June 26, 2003, Baltek Corporation (the "Company") issued a press release announcing that its stockholders overwhelmingly approved its merger with a wholly-owned subsidiary of Alcan Inc.

       The press release is attached hereto as Exhibit 99.1.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)    EXHIBITS:

                  Exhibit
                  Number            Exhibit Title
                  -------           -------------

                  99.1              Press Release dated June 26, 2003.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BALTEK CORPORATION

Date: June 26, 2003             By: /s/ Ronald Tassello, Chief Financial Officer
                                    --------------------------------------------
                                    Ronald Tassello
                                    Chief Financial Officer